UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2024

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

32301 Woodward Avenue Royal Oak, Michigan (Address of principal executive offices)	48073 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Agree Realty Corporation (the “Company”) on May 23, 2024 (the “Annual Meeting”), the Company’s stockholders approved the 2024 Omnibus Incentive Plan (the “2024 Plan”). The 2024 Plan provides for the award to employees, directors and consultants of the Company of options, restricted stock, restricted stock units, stock appreciation rights, performance awards (which may take the form of performance units or performance shares) and other awards to acquire up to an aggregate of 2,000,000 shares of the Company’s common stock. The foregoing summary is qualified in its entirety by reference to the 2024 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2024, the Company held its Annual Meeting. The matters on which the stockholders voted were:

1)       To elect four directors to serve until the annual meeting of stockholders in 2027; and

2)       To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2024; and

3)       To approve, by non-binding vote, executive compensation; and

4)       To approve the 2024 Plan.

The four nominees were elected, the appointment of the independent registered public accounting firm was ratified, the executive compensation was approved by non-binding vote, and the 2024 Plan was approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Richard Agree	75,800,486	8,097,592	5,454,882
Karen Dearing	82,478,323	1,419,755	5,454,882
Linglong He	83,210,400	687,678	5,454,882
Michael Hollman	81,522,413	2,375,665	5,454,882

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions
88,220,062	1,078,799	54,099

Approval, by Non-Binding Vote, of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,056,339	5,701,138	140,601	5,454,882

Approval of the 2024 Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,097,271	3,708,193	92,614	5,454,882

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Agree Realty Corporation 2024 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

	By:	/s/ Peter Coughenour
Name: Peter Coughenour
Title: Chief Financial Officer and Secretary

Date: May 23, 2024